UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 29, 2019
OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35989	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Introductory Note.
This Current Report on Form 8-K is being filed in connection with the consummation on March 29, 2019 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 7, 2018, by and among Ready Capital Corporation, a Maryland corporation (“Ready Capital”), Owens Realty Mortgage, Inc., a Maryland corporation (“ORM”) and ReadyCap Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”). Pursuant to the Merger Agreement, on the Closing Date, ORM merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). The combined company will conduct business under the name “Ready Capital Corporation” and will continue to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “RC.” The following events took place in connection with the consummation of the Merger.
Item 2.01. Completion of Acquisition of Disposition of Assets
On March 29, 2019, ORM completed the Merger pursuant to the terms of the Merger Agreement. On the Closing Date, ORM merged with and into Merger Sub, with Merger Sub continuing as the surviving company. The Articles of Merger contemplated by the Merger Agreement were filed with the State Department of Assessments and Taxation of Maryland, with an effective time and date of 8:30 a.m., Eastern Time, on the Closing Date (the “Effective Time”).
At the Effective Time, each outstanding share of common stock, par value $0.01 per share, of ORM (“ORM Common Stock”) (other than shares held by Ready Capital or Merger Sub or by any wholly owned subsidiary of Ready Capital, Merger Sub or ORM, which were automatically cancelled and retired and ceased to exist) was converted into the right to receive from Ready Capital 1.441 newly issued shares of common stock, par value $0.0001 per share, of Ready Capital (the “Ready Capital Common Stock”). No fractional shares of Ready Capital Common Stock were issued in the Merger, and the value of any fractional interests to which a former holder of ORM Common Stock is otherwise entitled will be paid in cash.
The issuance of shares of Ready Capital Common Stock in connection with the Merger Agreement was registered under the Securities Act of 1933 pursuant to Ready Capital's registration statement on Form S-4 (Registration No. 333-228769), declared effective by the Securities and Exchange Commission (the “SEC”) on February 15, 2019 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger and incorporates by reference additional information about the Merger from Current Reports on Form 8-K filed by Ready Capital and ORM.
Per the terms of the transactions described in the Merger Agreement, approximately 12.2 million shares of Ready Capital Common Stock will be issued in connection with the Merger to former ORM common stockholders, and former ORM common stockholders will own approximately 27.6% of the common equity of the combined company.
The foregoing description of the Merger and the transactions contemplated by the Merger Agreement contained in this Item 2.01 is only a summary and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to ORM’s Current Report on Form 8-K filed with the SEC on November 9, 2018, and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.
Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
In connection with the consummation of the Merger, ORM notified the NYSE American Exchange LLC (the “NYSE American”) on the Closing Date that each share of ORM Common Stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive 1.441 newly issued shares of Ready Capital Common Stock, and requested that the NYSE American file a notification of removal from listing on Form 25 with the SEC with respect to the ORM Common Stock, in order to effect the delisting of the ORM Common Stock from the NYSE American. Such delisting will result in the termination of the registration of the ORM Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.03.  Material Modification to Rights of Security Holders
The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
Pursuant to the Merger Agreement, on March 29, 2019, each outstanding share of ORM Common Stock was converted into the right to receive 1.441 newly issued shares of Ready Capital Common Stock.
As of the Effective Time, holders of ORM Common Stock immediately prior to the Effective Time ceased to have any rights as stockholders of ORM (other than the right to receive from Ready Capital 1.441 newly issued shares of Ready Capital Common Stock. or as otherwise provided by the Merger Agreement or by law). The rights of holders of Ready Capital’s Common Stock are governed by Ready Capital’s Articles of Incorporation and Bylaws, and the description of Ready Capital Common Stock has previously been set forth in the section entitled “Description of Ready Capital Stock” of the Registration Statement on Form S-4 (File No. 333-228769) declared effective by the SEC on February 15, 2019, which section is hereby incorporated by reference.
Item 5.01.  Changes in Control of Registrant
The information set forth in the Introductory Note, Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.
At the Effective Time, as contemplated under the Merger Agreement, ORM merged with and into Merger Sub, with Merger Sub continuing as the surviving company. In connection with the consummation of the Merger, each outstanding share of ORM Common Stock (other than shares held by Ready Capital or Merger Sub or by any wholly owned subsidiary of Ready Capital, Merger Sub or ORM, which were automatically cancelled and retired and ceased to exist) was converted into the right to receive from Ready Capital 1.441 newly issued shares of Ready Capital Common Stock.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.
At the Effective Time, and in connection with the Merger, each member of the board of directors of ORM ceased to be a director of ORM. These directors are William C. Owens, Dennis G. Schmal, Bryan H. Draper, Steven D. Hovde, Ann Marie Mehlum, Gilbert E. Nathan, Benjamin C. Smeal and Gary C. Wallace. These resignations were not a result of any disagreements between ORM and the directors on any matter relating to ORM’s operations, policies or practices.
At the Effective Time, each of the following officers of ORM ceased to be an officer of ORM: William C. Owens, Bryan H. Draper, William E. Dutra, Daniel J. Worley, Melina A. Platt and Brian M. Haines.
Item 7.01. Regulation FD Disclosure.
On the Closing Date, ORM issued a press release announcing the completion of the Merger described above in Item 2.01. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by ORM under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
2.1
Agreement and Plan of Merger, by and among Ready Capital Corporation, ReadyCap Merger Sub LLC and Owens Realty Mortgage, Inc., dated as of November 7, 2018 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on November 9, 2018).

99.1*	Press Release, dated March 29, 2019.
_______________
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC.

By:	/s/ Bryan H. Draper
Name:	Bryan H. Draper
Title:	President and Chief Executive Officer

Dated: March 29, 2019